                                                                 EXHIBIT 10.59

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and dated as of the 28th day of March, 1997, by and among BOYD GAMING CORPORATION, a Nevada corporation ("Boyd Gaming") and CALIFORNIA HOTEL AND CASINO, a Nevada corporation ("CH&C"; CH&C and Boyd Gaming being referred to collectively as the "Borrowers" and each individually as a "Borrower"), the commercial lending institutions listed on the signature pages hereof (collectively, the "Lenders"), WELLS FARGO BANK, N.A., as Swingline Lender, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as letter of credit issuer, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and WELLS FARGO BANK, N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), BANKERS TRUST COMPANY, CREDIT LYONNAIS LOS ANGELES BRANCH and SOCIETE GENERALE, as co-administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent").

                                    RECITALS

        A. The Borrowers and the Lenders entered into that certain $500,000,000 Credit Agreement dated as of June 19, 1996 (the "Credit Agreement"), pursuant to which the Lenders agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

        B. The Borrowers and the Lenders desire to amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

                                   AGREEMENT

        1.  The Credit Agreement is hereby amended as follows:

                (a) The chart appearing in the definition of the term "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

  Funded Debt      Applicable Base    Applicable Eurodollar      Unused
to EBITDA Ratio      Rate Margin           Rate Margin            Fee
---------------    ---------------    ---------------------    --------
Less than 2.0          0.000%                +1.00 %            0.3750%

Greater than or        0.000%                +1.250%            0.3750%
equal to 2.0,


but less than 2.50

Greater than or          +0.250%         +1.500%         0.3750%
equal to 2.50,
but less than 3.00

Greater than or          +0.500%         +1.750%         0.4375%
equal to 3.00,
but less than 3.50

Greater than or          +0.750%         +2.000%         0.500%
equal to 3.50,
but less than 4.00

4.00 or greater          +1.00%          +2.250%         0.500%
for Fiscal Quarters
ending on or before
March 31, 1997

Greater than or          +1.00%          +2.250%         0.500%
equal to 4.00, but
less than 4.50, for
Fiscal Quarters
ending on or after
June 30, 1997

4.50 or greater          +1.25%          +2.500%         0.500%
for Fiscal Quarters
ending on or after
June 30, 1997

        (b) The definition of the term "Fiscal Year" appearing in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "Fiscal Year" means any period of twelve consecutive calendar months
    (i) ending on June 30 for years through and including 1996, (ii) ending on June 30 and December 31 for 1997, and (iii) ending on December 31 for 1998 and years thereafter; for Fiscal Years commencing on and after January 1, 1998, references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1998 Fiscal Year") refers to the Fiscal Year ending on the December 31 occurring during such calendar year. In 1997 only, the Borrowers will have two Fiscal Year ends, and each covenant that refers to a Fiscal Year of the Borrowers shall refer to each of such Fiscal Years ending in 1997 and shall be tested as of each of such dates.

        (c)  The definition of the term "Permitted Disposition" appearing in
Section 1.1 of the Credit Agreement is hereby amended by adding the following clause immediately prior to the end thereof: "or (h) the sale by Boyd Kenner of its interest in Treasure Chest Casino, L.L.C."

        (d) Clause (v) of Section 7.2.2 of the Credit Agreement is hereby amended by deleting the figure "$50,000,000" and replacing it with the figure "$25,000,000".

        (e) Section 7.2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

        SECTION 7.2.4  Financial Condition.  The Borrowers will not permit:

                (a) Tangible Net Worth to be less than the sum of (i) $210,000,000, plus (ii) 50% of Boyd Gaming's consolidated net income (without giving effect to any losses) for each Fiscal Quarter ending on or after September 30, 1996, plus (iii) an amount equal to the increase in Boyd Gaming's stockholders equity following the Effective Date by reason of sales and issuances of Boyd Gaming's capital stock, minus (iv) the amount of goodwill, not to exceed $130,000,000, associated with the Proposed Acquisition and minus
(v) the amount of noncash write-downs taken by Boyd Kansas City in connection with its Venture in Kansas City, Missouri (net of any associated tax benefits);

                (b) the Funded Debt to EBITDA Ratio for any period of four consecutive Fiscal Quarters ending during a period set forth below, to be greater than the ratio set forth below opposite such period:

                    Period                                 Ratio
                    ------                                 -----
        January 1, 1997 - March 31, 1997                4.90 to 1.0
        April 1, 1997 - June 30, 1997                   4.80 to 1.0
        July 1, 1997- September 30, 1997                4.70 to 1.0
        October 1, 1997 - December 31, 1997             4.60 to 1.0
        January 1, 1998 - June 30, 1998                 4.40 to 1.0
        July 1, 1998 - December 31, 1998                4.30 to 1.0
        January 1, 1999 - June 30, 1999                 4.25 to 1.0
        July 1, 1999 - September 30, 1999               4.00 to 1.0
        October 1, 1999 - December 31, 1999             3.80 to 1.0
        January 1, 2000 - March 31, 2000                3.60 to 1.0
        April 1, 2000 - June 30, 2000                   3.40 to 1.0
        July 1, 2000 - September 30, 2000               3.30 to 1.0
        October 1, 2000 - December 31, 2000             3.20 to 1.0
        January 1, 2001 and Thereafter                  3.00 to 1.0;

                        (c) the Fixed Charge Coverage Ratio at the end of any
                Fiscal Quarter, for the period of four consecutive Fiscal Quarters ending on such date, to be less than the ratio set forth below opposite such period:

                Period                          Ratio
                ------                          -----
        Effective Date - March 31, 1998     2.00 to 1.0
        April 1, 1998 - December 31, 1999   2.10 to 1.0
        January 1, 2000 - June 30, 2000     2.15 to 1.0
        July 1, 2000 and thereafter         2.25 to 1.0

        (f) Clause (ii) of Section 7.2.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                "(ii) New Venture Investments in the Atlantic City Entity not exceeding $100,000,000 in the aggregate (or such greater amount as may be approved by the Majority Lenders) on a cumulative basis during the term of this Agreement,"

        (g) Clause (a) of the Section 7.2.7 of the Credit Agreement is hereby amended (i) by deleting the figure "$300,000,000" and replacing it with the figure "250,000,000" and (ii) by deleting the figure "$100,000,000" and replacing it with the figure "$50,000,000".

        (h) The chart appearing in clause (b) of Section 7.2.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                Fiscal Year                     Amount
                1997                            $60,000,000
                1998                            $60,000,000
                1999                            $60,000,000
                2000                            $60,000,000
                2001 (first half)               $30,000,000;

        (i) There shall be added to the Credit Agreement, immediately following
Section 7.1.13, a new Section 7.1.14, reading in its entirety as follows:

                SECTION 7.1.14. Additional Pledges. On or before July 31, 1997, the Borrowers shall cause one or more Guarantors to execute and deliver to the Agent, for the benefit of the Lenders, (i) Deeds of Trust and Security Agreements, substantially in the form required by Sections
        5.1.4 and 5.1.5 hereof, together with all other documentation required thereunder, encumbering such Ventures as may be required to cause the Borrowers to be in compliance with Section 7.1.11 hereof as of July 31, 1997, (ii) legal opinions in form and substance satisfactory to the Agent and

     (iii) the documentation required by Section 5.1.1, 5.1.6, 5.1.7 and 5.1.8 in respect of such Ventures. Upon the Agent's receipt of all documentation required by the preceding sentence, such Guarantor shall, if not already a Pledgor, become a Pledgor and the Ventures subject to such Deeds of Trust shall become Pledged Casinos for all purpose hereof; and

     (j) Exhibit L of the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit B hereto.

     2. Waivers. Upon satisfaction of the conditions set forth in Section 3 of this Amendment, the Lenders (i) hereby waive any provisions of the Credit Agreement, including, without limitation, the provisions of Sections 7.1.3,
7.1.8 and 8.1.11 of the Credit Agreement to the extent that any of such provisions would be violated by the Borrowers' closure of the casino owned and operated by Boyd Kansas City and located in Kansas City, Missouri and (ii) hereby waive the requirements of Section 7.2.14 of the Credit Agreement to the extent that such Section would be violated by the change of the Borrowers' fiscal year end from June 30 to December 31.

     3. Effective Date. This Amendment shall be effective on the date first written above, provided that prior thereto each of the following shall have been satisfied:

     (a) This Amendment shall have been executed by the Borrowers and the Required Lenders;

     (b) The Agent shall have received executed acknowledgement and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors; and

     (c) The Borrowers shall have paid to the Agent, for distribution to each Lender that shall have executed this Amendment on or before March 28, 1997, a fee in the amount of .125% of the aggregate amount of the Commitments held by such Lender.

     4. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

     (a) Each Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower. The Credit Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid, and binding obligations of each Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

     (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment: (1) the representations and warranties of each Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

     5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     6. Reaffirmation of Loan Documents. The Borrowers hereby further affirm and agree that (a) the execution and delivery by the Borrowers of and the performance of their obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrowers or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or instrument made or given by the Borrowers in connection therewith, and (b) the term "Obligations" as used in the Loan Documents includes, without limitation, the Obligations of the Borrowers under the Credit Agreement as amended by this Amendment.

     7.  Miscellaneous Provisions.

     (a) Survival. The provisions of this Amendment shall survive to the extent provided in Section 10.5 of the Credit Agreement.

     (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.

     (c) Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

     (d) No Other Amendment. Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                            BOYD GAMING CORPORATION

                            By: /s/ Ellis Landau
                                ----------------------------------------
                                Title: Executive Vice President

                            CALIFORNIA HOTEL AND CASINO

                            By: /s/ Ellis Landau
                                ----------------------------------------
                                Title: Senior Vice President

                            CIBC

                            By: /s/ illegible
                                ----------------------------------------
                                Title: Managing Director
                                CIBC Wood Gundy Securities Corp.
                                AS AGENT

                            BANK OF AMERICA NT&SA

                            By: /s/ illegible
                                ----------------------------------------
                                Title: Vice President

                            WELLS FARGO BANK, NATIONAL ASSOCIATION

                            By: /s/ Kathleen Stone
                                ----------------------------------------
                                Title: Vice President

                            BANKERS TRUST COMPANY

                            By: /s/ illegible
                                ----------------------------------------
                                Title: V.P.

                            CREDIT LYONNAIS LOS ANGELES BRANCH

                            By: /s/ illegible
                                ----------------------------------------
                                Title: Vice President and Branch Manager

                            SOCIETE GENERALE

                            By: /s/ Donald L. Schubert
                                ----------------------------------------
                                Title: Vice President

ABN AMRO BANK N.V.
 SAN FRANCISCO INTERNATIONAL BRANCH

By: /s/ Jeffrey A. French
   ----------------------------------------
Title:  Jeffrey A. French
        Group Vice President & Director

By: /s/ Joseph A. Vitale
   ----------------------------------------
Title:  Joseph A. Vitale
        Portfolio Officer


THE MITSUBISHI TRUST AND BANKING
CORPORATION, LOS ANGELES AGENCY

By: /s/ illegible
   ----------------------------------------
Title:  Deputy General Manager


THE SANWA BANK, LIMITED

By: /s/ illegible
   ----------------------------------------
Title:  Vice President


COMMERZBANK AG, LOS ANGELES BRANCH

By:
   ----------------------------------------
Title:

By:
   ----------------------------------------
Title:


FIRST SECURITY BANK OF UTAH, N.A.

By: /s/ David P. Williams
   ----------------------------------------
Title:  Vice President


THE SUMITOMO BANK, LIMITED

By: /s/ illegible
   ----------------------------------------
Title:  Vice President


By: /s/ illegible
   ----------------------------------------
Title: Vice President

                    THE FIRST NATIONAL BANK OF BOSTON

                    By:      /s/ illegible
                        -----------------------------------
                        Title: Director

                    BANK OF HAWAII

                    By:       /s/ Joseph T. Donalson
                        -----------------------------------
                        Title: Vice President

                    THE BANK OF NEW YORK

                    By:      /s/ illegible
                        ------------------------------------
                        Title: VP

                    BANQUE NATIONALE DE PARIS

                    By:      /s/ illegible
                        ------------------------------------
                        Title: S.V.P.

                    By:      /s/ illegible
                        ------------------------------------
                        Title: V.P.

                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                    LOS ANGELES AGENCY

                    By:      /s/ Vicente L. Timiraos
                        ------------------------------------
                        Title: Senior Vice President and
                               Senior Manager

                    NBD BANK

                    By:      /s/ Gary S. Gage
                        ------------------------------------
                        Title: Senior Vice President

                    THE NIPPON CREDIT BANK, LTD., LOS
                    ANGELES AGENCY

                    By:      /s/ Bernardo E. Correa-Henschke
                        ------------------------------------
                        Title: Vice President and
                               Senior Manager

                    US BANK OF NEVADA

                    By:      /s/ illegible
                        ------------------------------------
                        Title: Vice President

                    WHITNEY NATIONAL BANK

                    By:      /s/ illegible
                        ------------------------------------
                        Title: Assistant Vice President

                    DEPOSIT GUARANTY NATIONAL BANK

                    By:      /s/ illegible
                        ------------------------------------
                        Title: Senior Vice President

                    FIRST HAWAIIAN BANK

                    By:      /s/ illegible
                        ------------------------------------
                        Title: Vice President

                    GIROCREDIT BANK, AG DER SPARKASSEN,
                    GRAND CAYMAN ISLANDS BRANCH

                    By:      /s/ illegible
                        ------------------------------------
                        Title:

                    By:      /s/ illegible
                        ------------------------------------
                        Title:

                    IMPERIAL BANK

                    By:      /s/ Steven K. Johnson
                        ------------------------------------
                        Title: Senior Vice President

                    TRUSTMARK NATIONAL BANK

                     By:      /s/ illegible
                         ------------------------------------
                         Title: Vice President

                                                          EXHIBIT A to
                                                          First Amendment
                                                          to Credit Agreement


                                 March 28, 1997

Mare-Bear, Inc.
Sam-Will, Inc.
Boyd Tunica, Inc.
Boyd Kansas City, Inc.
Eldorado, Inc.
Boyd Mississippi, Inc.
Boyd Kenner, Inc.
MSW, Inc.
East Peoria Hotel, Inc.
Par-A-Dice Gaming Corporation
c/o California Hotel and Casino
2950 South Industrial Road
Las Vegas, Nevada 89109

Attention: Chief Financial Officer

        Re: Boyd Gaming Corporation and California Hotel and Casino

Gentlemen:

        Please refer to (1) the $500,000,000 Credit Agreement, dated as of June 19, 1996, by and among Boyd Gaming Corporation and California Hotel and Casino, as the Borrowers, the commercial lending institutions party thereto (collectively, the "Lenders"), Wells Fargo Bank N.A., as Swingline Lender, Canadian Imperial Bank Of Commerce ("CIBC"), as letter of credit issuer, Bank Of America National Trust and Savings Association and Wells Fargo Bank N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), Bankers Trust Company, Credit Lyonnais Los Angeles Branch and Societe Generale, as co-agents (herein, in such capacity, the "Co-Agents"), and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent") (the Lenders, the Co-Managing Agents, the Co-Agents and the Agent herein are collectively called the "Beneficiaries") and
(2) the General Continuing Guaranties, dated as of June 19, 1996 of Mare-Bear, Inc., Sam-Will, Inc., Boyd Tunica, Inc., Boyd Kansas City, Inc., Eldorado, Inc., Boyd Mississippi, Inc., Boyd Kenner, Inc. and MSW, Inc. and the General Continuing Guaranties dated as of December 13, 1996 of East Peoria Hotel, Inc. and Par-A-Dice Gaming Corporation, executed in favor of the Beneficiaries (each such Guaranty is herein called a "Guaranty"). Pursuant to an amendment dated of even date herewith, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under your Guaranty and (ii) acknowledge and agree that your Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

        Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                                as Administrative Agent


                                        By: _______________________________
                                              Title: Managing Director
                                              CIBC Wood Gundy Securities
                                              Corp., AS AGENT

Acknowledged and Agreed to

MARE-BEAR, INC.

By: ___________________________
      Its: ____________________


SAM-WILL, INC.

By: ___________________________
      Its: ____________________


BOYD TUNICA, INC.

By: ___________________________
      Its: ____________________


BOYD KANSAS CITY, INC

By: ___________________________
      Its: ____________________


ELDORADO, INC.

By: ___________________________
      Its: ____________________

BOYD MISSISSIPPI, INC.

By:
    ----------------------------------
      Its:
           ---------------------------

BOYD KENNER, INC.

By:
    ----------------------------------
      Its:
           ---------------------------

MSW, INC.

By:
    ----------------------------------
      Its:
           ---------------------------

EAST PEORIA HOTEL, INC.

By:
    ----------------------------------
      Its:
           ---------------------------

PAR-A-DICE GAMING CORPORATION

By:
    ----------------------------------
      Its:
           ---------------------------

                                                                EXHIBIT B to
                                                             First Amendment
                                                         to Credit Agreement




                           Form of Certificate of the
                        Borrowers of Compliance with the
                           Provisions of Section 7.2

                        Schedule of Compliance with the
                                Credit Agreement
                     dated as of June 19, 1996, as amended

                         as of ________________, 19 ___


        The undersigned, _______________________________ of Boyd Gaming
Corporation and California Hotel and Casino (the "Borrowers"), pursuant to
Section 7.1.1(c) and (d) of the Credit Agreement, dated as of June 19, 1996, as amended (the "Credit Agreement"), among the Borrowers, Canadian Imperial Bank of Commerce, as Agent, and the various financial institutions as are, or may become, parties thereto, hereby certifies that as of the date hereof (defined terms in the Credit Agreement being used herein with the same meanings as in the Credit Agreement), the following computations were true and correct:

I. Calculation of EBITDA for four consecutive Fiscal Quarters ending on the date set forth above:

        a.      Consolidated earnings of Boyd Gaming            $ ____________
                before: depreciation         $_____________
                        amortization         $_____________
                        interest expense     $_____________
                        pre-opening expenses $_____________
                        extraordinary items  $_____________
                        taxes                $_____________

                plus (if applicable without duplication)

        b.      Earnings of any New Venture which became a
                direct or indirect Subsidiary of Boyd Gaming
                during such period:                            $______________
              before depreciation          $__________
                     amortization          $__________
                     interest expense      $__________
                     pre-opening expense   $__________
                     extraordinary items   $__________
                     taxes                 $__________

              plus (or minus)

     c.  any non-cash loss (or gain arising from
         change in GAAP                              $___________

                                        EBITDA       $___________

II.  Additional Indebtedness Test, Section 7.2.2

     a.  Aggregate notional principal amount of
         secured Hedging Obligations under (iii):
             [description]

         Aggregate notional principal amount of
         such secured Hedging Obligations shall
         not exceed $300,000,000.

     b.  Indebtedness outstanding under (v):
              [description]

         Total Indebtedness described above shall not exceed $25,000,000.

III. Tangible Net Worth Test, Section 7.2.4(a)

     a.  Actual Tangible Net Worth
          (i)   consolidated net worth                    $___________
     less (ii)  intangible assets                         $___________
                     TOTAL                                $___________

     b.  Required Tangible Net Worth
          (i)   $210,000,000                              $210,000,000
     plus (ii)  50% of Consolidated net income
                (without giving effect to any losses)
                for each Fiscal Quarter ending on or
                after September 30, 1996                  $___________
     plus (iii) Amount of increased equity due
                to stock issuances                        $___________
     minus (iv) Amount of goodwill from
                acquisition of Par-A-Dice Gaming
                Corporation (not to exceed
                $130,000,000)                             $___________
     minus (v)  Noncash writedowns taken by Boyd
                Kansas City in connection with its
                Venture in Kansas City, Missouri            $____________
                       TOTAL                                $____________

     c.  Actual Tangible Net Worth shown
           in (a) above must exceed (b)                     $____________

IV.  Funded Debt to EBITDA Ratio, Section 7.2.4(b)

     a.  Funded Debt of Boyd Gaming and its
         Subsidiaries
          (i)   obligations for borrowed money              $____________
     plus (ii)  letter of credit and bankers
                acceptances                                 $____________
     plus (iii) capitalized lease obligations               $____________
     plus (iv)  deferred purchase price
                  indebtedness and secured
                  indebtedness                              $____________
     plus (v)   contingent liabilities                      $____________

                       TOTAL                                $____________

     b.  Twelve month trailing
         EBITDA (from Section I above)                      $____________

     c.  Ratio of line (a) to line (b)                    _____ to _____

     d.  The ration on line (c) must not exceed           _____ to _____

V.   Fixed Charge Coverage Test, Section 7.2.4(c)

     a.   Twelve-month trailing EBITDA (from
          Section I above)
          plus rental payments                             ($____________)
     b.   Fixed charges
          (i)   Twelve-month consolidated net
                interest expense                            $____________
     plus (ii)  mandatory principal payments (other
                than payment of Indebtedness pursuant
                to Section 5.1.16 and mandatory
                prepayments of Loans upon Commitment
                reductions)                                 $____________
     plus (iii) provision for tax payments                  $____________
     plus (iv)  dividends and distributions                 $____________
     plus (v)   share redemptions and repurchases           $____________
     plus (vi)  rental payments                             $____________

c.   Ratio of line (a) to line (b)                        _____ to _____

        d. The ratio on line (c) at the end of any
           Fiscal Quarter must exceed                   ________ to ________

  VI. Expansion Capital Expenditures, Section 7.2.7 (a)

        a. Aggregate Expansion Capital Expenditures
           during term of Agreement                             $___________
           [List Expenditures by Venture]

        b. Line (a) must not exceed $250,000,000
           plus net cash proceeds from the issuance
           or sale of Boyd Gaming capital stock ($_______)      $___________

 VII. Maintenance Capital Expenditures, Section 7.2.7(b)

        a. Aggregate Maintenance Capital Expenditures
           for current Fiscal Year                              $___________

        b. Line (a) must not exceed $__,000,000.

VIII. New Venture Investments, Section 7.2.5

        a. Aggregate New Venture Investments during
           term of Agreement                                    $___________

           [List Investments by New Venture]

  IX. Pledgor EBITDA (Fiscal Year test)

        a. Consolidated earnings of all Pledgors
           attributable to the Pledged Casinos                 $_____________
           before: depreciation         $___________
                   amortization         $___________
                   interest expense     $___________
                   pre-opening expenses $___________
                   extraordinary items  $___________
                   taxes                $___________

           plus

        b. Consolidated earnings of any Venture that
           becomes a Pledged Casino pursuant to
           Section 7.1.11                                      $_____________
           before: depreciation         $___________
                   amortization         $___________
                   interest expense     $___________
                   pre-opening expenses $___________
                   extraordinary items  $___________
                   taxes                $___________
            plus (or minus)

        c.  Any non-cash loss (or gain) arising from
            a change in GAAP                                   $
                                                                -------------

                        Pledgor EBITDA                         $
                                                                -------------

I hereby further certify that no event has occurred or is continuing on the date hereof which constitutes an Event of Default or a Default.

        IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.

                                        BOYD GAMING CORPORATION

                                        By
                                          --------------------------------
                                          Its:

                                        CALIFORNIA HOTEL AND CASINO

                                        By
                                          --------------------------------
                                          Its: